Exhibit 99.4

AMENDMENT 3 TO CONTRIBUTION DEFERRAL AGREEMENT

This Amendment 3 to the Contribution Deferral Agreement (this “Amendment 3”) dated as of February 10, 2010 (the “Amendment Date”), by and among (i) YRC INC., a Delaware corporation (“YRC”), USF HOLLAND, INC., a Michigan corporation (“Holland”), NEW PENN MOTOR EXPRESS INC., a Pennsylvania corporation (“New Penn”), USF REDDAWAY INC., an Oregon corporation (“Reddaway”) (each of YRC, Holland, New Penn and Reddaway a “Primary Obligor”, and collectively, the “Primary Obligors”); (ii) each of the Guarantors a party hereto (the “Guarantors”); (iii) Wilmington Trust Company, as agent (together with its successors and assigns, in such capacity, the “Agent”); and (iv) each of the Funds party hereto. The Primary Obligors, the Guarantors, the Funds, and the Agent are herein individually referred to as a “Party” and together referred to as the “Parties.”

RECITALS

WHEREAS, the Primary Obligors and certain of their employees who are represented by the International Brotherhood of Teamsters (the “Teamsters”) have previously entered into the 2008-2013 National Master Freight Agreement and its Supplements and other collective bargaining agreements with individual Local Unions affiliated with the Teamsters (as amended, modified and supplemented from time to time, excluding any amendment or modification thereto entered into on or after June 30, 2009, the “CBA”), which, among other things, provides that the Primary Obligors will generally make certain contributions to the Funds (as defined below) based on hours worked or compensation received by covered employees;

WHEREAS, the Primary Obligors, CS Pension Fund and the Agent entered into that certain Contribution Deferral Agreement dated as of June 17, 2009 (as further amended, modified or supplemented from time to time, the “Agreement”), pursuant to which such Parties agreed that the obligations to make certain contributions otherwise due to the CS Pension Fund from the Primary Obligors would be deferred;

WHEREAS, certain joinders to the Agreement were entered into on July 6, 2009, July 10, 2009, July 14, 2009, August 13, 2009 and other joinders may be entered into from time to time by and among certain other pension funds, the Primary Obligors and the Agent, pursuant to which such Persons also agreed that the obligation to make certain contributions otherwise due to the Funds party thereto from the Primary Obligors would be deferred; and

WHEREAS, the Obligors and the undersigned Funds each desire to enter into this Amendment 3, among other things, to consent to the deferral of interest and amortization payments and mandatory prepayments under the Agreement; and

WHEREAS, the Obligors and certain Affiliates of the Obligors are entering into that certain Amendment No. 15 (“Amendment No. 15”), dated as of the date hereof, by and among YRC Worldwide Inc., the Canadian Borrower and the UK Borrower (each as defined therein and together with the Company, the “Borrowers”), the financial institutions listed on the signature pages thereof and JPMorgan Chase Bank, National Association, as Administrative Agent.

NOW, THEREFORE, in consideration of the premises and the mutual covenants of the parties hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

ARTICLE I

1.	Amendments.

1.1 Definitions.

(a) Section 1.01 of the Agreement is hereby amended by inserting the following new definitions in proper alphabetical order:

“Amendment 3 Effective Date” means February 11, 2010.

(b) The defined term “Excess Cash Amount” set forth in Section 1.01 of the Agreement is amended and restated as follows:

“‘Excess Cash Amount’ means, at any time, an amount equal to the positive difference between (a) the actual Liquidity of Parent and its Subsidiaries as of such date minus (i) any amount then due and owing and (ii) to the extent not then duplicative, an amount equal to any permanent commitment reduction then required, in each case under Section 2.12(l) of the Senior Credit Facility (as in effect on the Amendment 3 Effective Date) and (b) Liquidity in an amount equal to $250,000,000.”

(c) The defined term “Liquidity” set forth in Section 1.01 of the Agreement is amended and restated as follows:

“‘Liquidity’ shall have the meaning set forth in the Senior Credit Facility as of the Amendment 3 Effective Date.”

1.2 Mandatory Prepayments. Section 2.03(b) of the Agreement is hereby amended and restated in its entirety as follows:

“If there is an Excess Cash Amount at anytime equal to or greater than $1,000,000, irrespective of accrued and unpaid interest and fees then owed under the Senior Credit Facility, the Obligors shall, within 5 Business Days, make a prepayment in respect of the Deferred Payments equal to the Excess Cash Amount; provided, that after giving effect to such payment, Liquidity shall be equal to $250,000,000. The first parenthetical of clause (i) of Section 2.12(l) of the Senior Credit Facility (as in effect on the Amendment 3 Effective Date) shall be given effect for purposes of calculating any mandatory prepayments required pursuant to this Section 2.03(b).”

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ARTICLE II

2.	Conditions Precedent.

2.1 Effective Date. This Amendment 3 shall not become effective until the date on which each of the following conditions is satisfied (or waived) (such date, the “Amendment Effective Date”):

(a) The Obligors, the Majority Funds and the Agent shall have executed a counterpart of this Amendment 3, which may include telecopy or other electronic transmission of a signed signature page of this Amendment 3.

(b) The Agent shall have received payment for all invoiced reasonable out-of-pocket expenses payable by the Primary Obligors under Section 11.01 of the Agreement.

(c) The Majority Funds shall have received evidence reasonably satisfactory to them that, contemporaneously with the satisfaction of the conditions under this Amendment 3, all conditions to the effectiveness of that certain Amendment No. 15 (other than the effectiveness of this Amendment 3) have been satisfied or waived in accordance with the terms thereof.

ARTICLE III

3.	Miscellaneous.

3.1 Agent. Pursuant to Section 11.04 of the Agreement, the undersigned Funds, hereby authorize and direct the Agent to execute, enter into and perform this Amendment 3.

3.2 Successors and Assigns. This Amendment 3 and all of the covenants and agreements contained herein and rights, interests or obligations hereunder, by or on behalf of any of the Parties hereto, shall bind and inure to the benefit of the respective successors and assigns of the Parties hereto whether so expressed or not.

3.3 Counterparts. This Amendment 3 may be executed simultaneously in counterparts (including by means of telecopied or PDF signature pages), any one of which need not contain the signatures of more than one Party, but all such counterparts taken together shall constitute one and the same Amendment 3.

3.4 Descriptive Headings; Interpretation. The headings and captions used in this Amendment 3 are for reference purposes only and shall not affect in any way the meaning or interpretation of this Amendment 3.

3.5 Governing Law. All issues and questions concerning the construction, validity, enforcement and interpretation of this Amendment 3 shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York. In furtherance of the foregoing, the internal law of the State of New York shall control the interpretation and

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construction of this Amendment 3 (and all schedules and exhibits hereto), even though under that jurisdiction’s choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.

3.6 No Strict Construction. The Parties have participated jointly in the negotiation and drafting of this Amendment 3. In the event an ambiguity or question of intent or interpretation arises, this Amendment 3 shall be construed as if drafted jointly by the Parties, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Amendment 3.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment 3 to be duly executed by their respective authorized officers as of the day and year first above written.

YRC INC., as an Obligor

By
Name: Phil J. Gaines
Title: Senior Vice President - CFO

USF HOLLAND, INC., as an Obligor

By
Name: Dan L. Olivier
Title: Vice President - Finance

NEW PENN MOTOR EXPRESS, INC., as an Obligor

By
Name: Paul F. Liljegren
Title: Vice President - Finance

USF REDDAWAY INC., as an Obligor

By
Name: Tom Palmer
Title: Vice President Finance- CFO

Signature Page to Amendment 3 to

Contribution Deferral Agreement

YRC LOGISTICS SERVICES, INC., as a Guarantor

By
Name:	Brenda Stasiulis
Title:	Vice President - Finance

USF GLEN MOORE, INC., as a Guarantor

By
Name:	Phil J. Gaines
Title:	Senior Vice President - Finance

TRANSCONTINENTAL LEASE, S. DE R.L. DE C.V., as a Guarantor

By
Name:	Fortino Landeros Ruiz
Title:	Legal Representative

Signature Page to Amendment 3 to

Contribution Deferral Agreement

TRUSTEES for the CENTRAL STATES, SOUTHEAST AND SOUTHWEST AREAS PENSION FUND, as a Fund

By
Name:
Title:

Signature Page to Amendment 3 to

Contribution Deferral Agreement

INTERNATIONAL ASSOCIATION OF MACHINISTS MOTOR CITY PENSION FUND, as a Fund

By
Name:
Title:

Signature Page to Amendment 3 to

Contribution Deferral Agreement

WESTERN CONFERENCE OF TEAMSTERS PENSION TRUST, as a Fund

By
Name:
Title:

Signature Page to Amendment 3 to

Contribution Deferral Agreement

TEAMSTERS LOCAL 617 PENSION FUND, as a Fund

By
Name:
Title:

Signature Page to Amendment 3 to

Contribution Deferral Agreement

LOCAL 705 INTERNATIONAL BROTHERHOOD OF TEAMSTERS PENSION FUND, as a Fund

By
Name:
Title:

Signature Page to Amendment 3 to

Contribution Deferral Agreement

WESTERN CONFERENCE OF TEAMSTERS SUPPLEMENTAL BENEFIT TRUST FUND, as a Fund

By
Name:
Title:

Signature Page to Amendment 3 to

Contribution Deferral Agreement

SUBURBAN TEAMSTERS OF NO. IL. PENSION FUND, as a Fund

By
Name:
Title:

Signature Page to Amendment 3 to

Contribution Deferral Agreement

ROAD CARRIERS LOCAL 707 PENSION FUND, as a Fund

By
Name:
Title:

Signature Page to Amendment 3 to

Contribution Deferral Agreement

SOUTHWESTERN PENNSYLVANIA AND WESTERN MARYLAND TEAMSTERS & EMPLOYERS PENSION FUND, as a Fund

By
Name:
Title:

Signature Page to Amendment 3 to

Contribution Deferral Agreement

HAGERSTOWN MOTOR CARRIERS AND TEAMSTERS PENSION PLAN, as a Fund

By
Name:
Title:

Signature Page to Amendment 3 to

Contribution Deferral Agreement

TEAMSTERS LOCAL 445 PENSION FUND, as a Fund

By
Name:
Title:

Signature Page to Amendment 3 to

Contribution Deferral Agreement

I.B. of T. UNION LOCAL NO. 710 PENSION FUND, as a Fund

By
Name:
Title:

Signature Page to Amendment 3 to

Contribution Deferral Agreement

NEW ENGLAND TEAMSTERS & TRUCKING INDUSTRY PENSION FUND, as a Fund

By
Name:
Title:

Signature Page to Amendment 3 to

Contribution Deferral Agreement

TEAMSTERS JC 83 PENSION FUND, as a Fund

By
Name:
Title:

Signature Page to Amendment 3 to

Contribution Deferral Agreement

MANAGEMENT LABOR WELFARE & PENSION FUNDS LOCAL 1730, I.L.A. , as a Fund

By
Name:
Title:

Signature Page to Amendment 3 to

Contribution Deferral Agreement

TEAMSTERS LOCAL 639 EMPLOYER’S PENSION TRUST, as a Fund

By
Name:
Title:

Signature Page to Amendment 3 to

Contribution Deferral Agreement

CENTRAL PENNSYLVANIA TEAMSTERS PENSION FUND, as a Fund

By
Name:
Title:

Signature Page to Amendment 3 to

Contribution Deferral Agreement

TEAMSTERS LOCAL 641 PENSION FUND, as a Fund

By
Name:
Title:

Signature Page to Amendment 3 to

Contribution Deferral Agreement

TEAMSTERS PENSION TRUST FUND OF PHILADELPHIA AND VICINITY, as a Fund

By
Name:
Title:

Signature Page to Amendment 3 to

Contribution Deferral Agreement

FREIGHT DRIVERS AND HELPERS LOCAL 557 PENSION FUND, as a Fund

By
Name:
Title:

Signature Page to Amendment 3 to

Contribution Deferral Agreement

MID-JERSEY TRUCKING IND. & TEAMSTERS LOCAL 701 PENSION FUND, as a Fund

By
Name:
Title:

Signature Page to Amendment 3 to

Contribution Deferral Agreement

TRUCKING EMPLOYEES OF NORTH JERSEY WELFARE FUND INC. - PENSION FUND, as a Fund

By
Name:
Title:

Signature Page to Amendment 3 to

Contribution Deferral Agreement

HAWAII TRUCKERS-TEAMSTERS UNION PENSION FUND, as a Fund a

By
Name:
Title:

Signature Page to Amendment 3 to

Contribution Deferral Agreement

NEW YORK STATE TEAMSTERS CONFERENCE PENSION AND RETIREMENT FUND, as a Fund

By
Name:
Title:

Signature Page to Amendment 3 to

Contribution Deferral Agreement

EMPLOYER-TEAMSTERS LOCAL NOS. 175/505 PENSION TRUST FUND, as a Fund

By
Name:
Title:

Signature Page to Amendment 3 to

Contribution Deferral Agreement

WESTERN PENNSYLVANIA TEAMSTERS AND EMPLOYERS PENSION FUND, as a Fund

By
Name:
Title:

Signature Page to Amendment 3 to

Contribution Deferral Agreement

WILMINGTON TRUST COMPANY, as Agent

By
Name:
Title:

Signature Page to Amendment 3 to

Contribution Deferral Agreement